EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Laken Avonne Rapier	Joseph Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	LRapier@ashfordinc.com	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES CONVERSION OF LA CONCHA KEY WEST TO MARRIOTT’S AUTOGRAPH COLLECTION

DALLAS – December 9, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) announced today that its Crowne Plaza La Concha Hotel in Key West, Florida (the “Hotel”) has completed the conversion to a Marriott Autograph Collection® property and is now called the Autograph La Concha. Marriott’s Autograph Collection® Hotels feature a diverse portfolio of approximately 200 independent hotels around the world that reflect a unique vision, design, and environment.
The Hotel recently completed a $35 million transformative renovation, and the conversion creates a distinctive theme and style for the Hotel that is commensurate with the upper-upscale/luxury Autograph product. The renovation scope, completed by Premier, included transforming the lobby, bar, and restaurant, as well as upgrading the exterior, guestrooms, guest bathrooms, corridors, pool, and meeting space. As part of the renovation, the previously underutilized spa has been converted into premium roof-top suites with some of the best views in Key West.
“With the conversions of La Concha and Le Pavillon expected to drive 20–30% premiums to pre-conversion RevPAR, we continue to strategically position our portfolio to meaningfully outperform in 2025 and beyond,” said Stephen Zsigray, Ashford Trust’s President and Chief Executive Officer. “The recently announced planned sale of Courtyard Boston Downtown at a very attractive cap rate, along with these two brand elevations, further demonstrates that we are delivering exceptional value within our portfolio, particularly in comparison to our current equity market cap.”

The 160-room Hotel is ideally situated on Duval Street in the heart of Old Town Key West and is within walking distance of major attractions, shopping, entertainment, and nightlife. It is also centrally located near numerous water-sport opportunities including exceptional beaches, diving, and snorkeling. Near-by attractions include Mallory Square, The Hemingway Home and Museum, Truman Little White House, and Mel Fisher Maritime Museum. Many notable guests have stayed at the historic landmark hotel over the years, including literary legends and dignitaries like Ernest Hemingway, Tennessee Williams, and former U.S. President Harry Truman.
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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our plan to pay off strategic financing; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company's filings with the SEC.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We will not publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.
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